                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: February 15, 2000

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
           ----------------------------------------------------------
                  (Originator of the Trust referred to herein)
           (Exact name of the registrant as specified in its charter)

                     CHASE MANHATTAN AUTO OWNER TRUST 1996-C
           ----------------------------------------------------------
                                    (Issuer)

   United States                    333-7575                    22-2382028
-------------------          ------------------------        -------------------
 (State or other             (Commission File Number)          (IRS Employer
  jurisdiction                                               Identification No.)
of incorporation)

         802 Delaware Avenue, Wilmington, Delaware          19801
         -----------------------------------------          ---------
         (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (302) 575-5033

Item 5. Other Events:

      Chase Manhattan Auto Owner Trust 1996-C is the issuer of 4 classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of December 1, 1996, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as seller and as servicer, and Chase Manhattan Auto Owner Trust 1996-C, as issuer.

      On February 15, 2000, Chase USA, as servicer, distributed monthly interest to the holders of the cotes and certificates. Chase USA furnished a copy of the monthly statement to certificateholders for the series as required by the Sale and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

            Exhibits          Description
            ----------        ---------------

            20.1 Monthly statement to certificateholder with respect to the February 15, 2000 distribution.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 23, 2000

                                    By: THE CHASE MANHATTAN BANK, USA,
                                    NATIONAL ASSOCIATION
                                    as Servicer


                                    By: /s/ Patricia Garvey
                                    -----------------------------------
                                    Name: Patricia Garvey
                                    Title: Vice President

                                      INDEX TO EXHIBITS
                                      ----------------------------

Exhibit No.                           Description
---------------                       -----------------
20.1                                  Statement to Certificateholders dated
                                      2/15/2000 delivered pursuant to Section
                                      5.8 of the Sale and Servicing Agreement
                                      dated as of December 1, 1996.